Exhibit 10.2

                           LIFE MEDICAL SCIENCES, INC.

Options pursuant to the attached form of agreement have been granted to the following Officers and Directors:

                                Edward A. Celano

                                   Coy Eklund

                                    Joel Gold

                                Robert P. Hickey

                                Walter R. Maupay

                                    Eli Pines

                               Irwin M. Rosenthal


                                       (i)

                                                                    Exhibit 10.2

                           LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT

                          (Non-Qualified Stock Option)

            AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a principal place of business at 379 Thornall St., Edison, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Optionee").

      WHEREAS, the Company desires to grant to the Optionee a non-qualified stock option to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

      1. Grant of Option.

      The Company hereby grants to the Optionee a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option is not granted under a stock option plan of the Company and shall NOT be treated as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Purchase Price.

      The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

      3. Time of Vesting and Exercise of Option.

      Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Optionee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.


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                                                                    Exhibit 10.2

      4. Term; Extent of Exercisability.

            (a) Term.

                  (i) The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

                  (ii) Except as otherwise provided in this Section 4, if the Optionee ceases to be employed, retained by or otherwise perform services for the Company, the Option shall terminate on the earlier of the last day of the third month or ninety days after the effective date of the cessation of such services for the Company, or on the date on which the Option expires by its terms, whichever occurs first; provided, however, if (I) the Optionee ceases to render services to the Company on account of his voluntary resignation and (ii) within thirty (30) days after such resignation the Board of Directors of the Company (the "Board") determines in good faith that termination for cause would have been warranted based on information that becomes known to the Company, then the Option shall terminate on the date the Optionee voluntarily resigned from the Company. The Company shall have the right to postpone any exercise of this Option for a period of up to thirty (30) days following voluntary resignation by the Optionee.

                  (iii) If the Optionee's employment, retention or other arrangement pursuant to which services are performed for the Company is terminated because of dismissal for cause or because the Optionee is in breach of any agreement with the Company, such Option will terminate on the date the Optionee ceases to perform services for the Company. The determination of "cause" shall be made in good faith by the Company's Board of Directors (whose determination shall be final) with a written explanation thereof provided to the Optionee.

                  (iv) If the Optionee's employment, retention or other arrangement pursuant to which services are performed for the Company is terminated because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the last day of the twelfth month from the date such Optionee ceases to perform services for the Company, or on the date on which the Option expires by its terms, whichever occurs first.


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                                                                    Exhibit 10.2

                  (v) In the event of the death of the Optionee, the Option granted to such Optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

            (b) Extent of Exercisability.

                  (i) Except as provided below, if the Optionee ceases to be employed, retained by, or otherwise perform services for the Company, the Option shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on the date such Optionee ceases to perform services for the Company.

                  (ii) If the Optionee's employment, retention or other arrangement pursuant to which services are performed for the Company because he or she has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the Option shall be exercisable to the full number of Shares covered thereby whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so on the effective date of such termination.

                  (iii) In the event of the death of the Optionee, the Option may be exercised with respect to the full number of Shares covered thereby whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so at the date of his or her death, by the executor or administrator of the estate of such Optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Optionee.

            5. Manner of Exercise of Option.

            (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares. Payment may be either wholly in cash or in whole or in part in shares of Common Stock already owned by the person exercising the Option, valued at fair market value as of the date of exercise; provided however, that payment of the exercise price by delivery of shares of Common Stock may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made


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

                                                                    Exhibit 10.2

            at the principal office of the Company to the person exercising the Option, not less than thirty (30) and not more than ninety (90) days from the date of receipt of the notice by the Company.

            (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

      6. Non-Transferability.

            The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws or descent and distribution or pursuant to a domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

      7. Representation Letter and Investment Legend.

            In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

            The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the Option or exercise thereof.

      8. Adjustments on Changes in Capitalization.

            In the event that the outstanding shares of the Common Stock of the Company are change into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason or any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which the unexercised portion of the Option shall be exercisable, to the end that the proportionate


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                                                                    Exhibit 10.2

interest of the Optionee shall be maintained as before the occurrence of such event; such adjustment shall be made without change in the total price applicable to the unexercised portion of the Option and with a corresponding adjustment in the Purchase Price per Share.

            In addition, unless otherwise determined by the Board in its sole discretion, in the case of any sale or conveyance to another entity of all or substantially all of the property and assets of the Company, the purchaser(s) of the Company's assets or stock, in his, her or its sole discretion, may deliver to the Optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change of Control, or the Board may cancel the Option in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the Shares acquired upon such exercise been made prior to such sale, conveyance or Change of Control, less the full Purchase Price thereof. Upon receipt of such consideration, the Option (whether or not then exercisable) shall immediately terminate and be of no further force and effect. The value of the stock or other securities the Optionee would have received if the Option had been exercised shall be determined in good faith by the Board.

            The Board shall also have the power and right to accelerate the exercisability of the Option, notwithstanding any limitation in this Agreement, upon such a sale, conveyance or Change of Control.

            A "Change of Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, so that such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

            Upon dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries as a director, agent or consultant) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent then exercisable.

            No fraction of a Share shall be purchasable or deliverable upon the exercise of the Option, but in the event any adjustment hereunder in the number of Shares underlying the Option shall cause such number to include a fraction of a Share, such fraction shall be adjusted to the nearest smaller whole number.


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                                                                    Exhibit 10.2

      9. No Special Employment Rights.

            The provisions of this Section 9 are applicable only to Optionees who are employees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

      10. Rights as a Stockholder.

            The Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee.

      11. Withholding Taxes.

            Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Optionee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in
Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.


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

                                                                    Exhibit 10.2

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the ___ day of _________ 2000.

                                         LIFE MEDICAL SCIENCES, INC.


                                         By:____________________________________
                                         Title:

                                         OPTIONEE

                                         Print Name: ___________________________

                                         Sign Name: ____________________________

                                         Address: ______________________________

                                         Social Security Number:

                               OPTION INFORMATION

Total Number of Shares Underlying Option:
Purchase Price Per Share:

                          VESTING & EXPIRATION SCHEDULE

    Vesting Date                  Number of Shares          Expiration Date
    ------------                  ----------------          ---------------


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                                                                    Exhibit 10.2

                                    EXHIBIT 1
                            TO STOCK OPTION AGREEMENT

Gentlemen:

      In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:

      1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

      3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which


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                                                                    Exhibit 10.2

      opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

      I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.

                                               Very truly yours,

Dated: _____________


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                                                                    Exhibit 10.2

                                    EXHIBIT 2
                            TO STOCK OPTION AGREEMENT

Gentlemen:

      The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.

                                         OPTIONEE:

                                                    (Signature)
                                         ---------------------------------------

                                                    (Print Name)
                                         ---------------------------------------


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